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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 15, 2001

                               Thomas Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-22010                              72-0843540
         ------------------------        ------------------------------------
         (Commission File Number)        (I.R.S. Employer Identification No.)

     5221 N. O'Connor Blvd., Suite 500
              Irving, Texas                               75039
  ----------------------------------------             ----------
  (Address of Principal Executive Offices)             (Zip Code)


                                 (972) 869-3400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                     The Index to Exhibits is on Page 4 of 5
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ITEM 5.  OTHER EVENTS.

Reference Exhibit A, the press release dated January 15, 2001.


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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Thomas Group, Inc.
                                    ------------------
                                    (Registrant)



Date:  January 24, 2001             By: /s/ JOHN R. HAMANN
                                        ------------------------------------
                                        John R. Hamann,
                                        President & Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit
Number                        Description
-------                       -----------
    A             Press release dated January 15, 2001